                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2005

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                           0-20750                       74-2175590
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
         incorporation)                                                       No.)

                         2550 NORTH LOOP WEST, SUITE 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

Institutional Shareholder Services ("ISS") requested that Sterling Bancshares, Inc. ("Sterling") provide ISS with additional information about the tax fees that Sterling reported in its proxy statement for its 2005 annual meeting of shareholders. ISS further requested that Sterling publish this information either in Form 8-K or in a press release. Although it is Sterling's position that the following form of presentation is not required by the applicable regulations pertaining to the disclosure of independent public accountant fees in proxy statements, the following is the information we are providing to ISS:

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth fees billed by Deloitte & Touche LLP for services rendered for the fiscal year ended December 31, 2004:

    Audit Fees                                             $  384,840
    Audit Related Fees                                         30,568
    Tax Fees - Tax Compliance and Preparation Fees            262,855
                                                           ----------
             Subtotal                                         678,263
                                                           ----------

    Tax Fees - Other(1)                                       157,724
    Other Services                                            243,478
                                                           ----------
             Subtotal                                         401,202
                                                           ----------

    Total                                                  $1,079,465
                                                           ==========

    -------------------
    (1) Represents services for tax planning, tax advice and consulting, including tax planning and consulting associated with the sale of Sterling Capital Mortgage Company.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2005                 STERLING BANCSHARES, INC.


                                               By: /s/ Stephen C. Raffaele
                                                  ------------------------------
                                                  Stephen C. Raffaele
                                                  Executive Vice President and
                                                  Chief Financial Officer